Significant partly-owned subsidiaries	12 Months Ended
Dec. 31, 2021
Significant partly-owned subsidiaries
Significant partly-owned subsidiaries

31. Significant partly-owned subsidiaries

Nokia holds an ownership interest of 50% plus one share in Nokia Shanghai Bell’s parent company, Nokia Shanghai Bell Co., Ltd. (NSB), with China Huaxin Post & Telecommunication Economy Development Center (China Huaxin) holding the remaining ownership interests. Nokia applied judgment to conclude that it is able to control NSB based on an assessment of various factors including the ability to nominate key management personnel, decision-making related to the management of NSB operations and Nokia’s exposure to variable returns from NSB.

In 2017, Nokia entered into a contractual arrangement providing China Huaxin with the right to fully transfer its ownership interest in NSB to Nokia and Nokia with the right to purchase China Huaxin’s ownership interest in NSB in exchange for a future cash settlement. To reflect this, Nokia derecognized the non-controlling interest balance related to NSB and recognized a financial liability based on the estimated future cash settlement.

The financial liability is measured based on the expected future cash settlement to acquire the non-controlling interest in NSB. The measurement of the financial liability is complex as it involves estimation of the option exercise price and the distribution of excess cash balances upon exercise. In 2021, Nokia increased the value of the financial liability to reflect a change in estimate of the future cash settlement resulting in the recognition of a EUR 33 million loss (EUR 79 million gain in 2020) in financial income and expenses. As of 31 December 2021, the expected future cash settlement amounted to EUR 504 million (EUR 420 million in 2020).

Financial information for the Nokia Shanghai Bell Group(1):

EURm	2021	2020
Summarized income statement
Net sales(2)	1 174	1 376
Operating loss	(8)	(3)
Loss for the year	(24)	(14)
Loss for the year attributable to:
Equity holders of the parent	(24)	(14)
Non-controlling interests(3)	–	–
Summarized statement of financial position
Non-current assets	575	577
Non-current liabilities	(161)	(150)
Non-current net assets	414	427
Current assets(4)	2 144	1 984
Current liabilities	(1 284)	(1 228)
Current net assets	860	756
Net assets(5)	1 274	1 183
Non-controlling interests(3)	–	–
Summarized statement of cash flows
Net cash from operating activities	143	189
Net cash used in investing activities	0	(26)
Net cash used in financing activities(6)	(82)	(376)
Translation differences	67	(1)
Net increase/(decrease) in cash and cash equivalents	128	(214)

(1)   Financial information for the Nokia Shanghai Bell Group is presented before elimination of intercompany transactions with the rest of the Group but after elimination of intercompany transactions between entities within the Nokia Shanghai Bell Group.

(2)   Includes EUR 61 million (EUR 104 million in 2020) net sales to other Group entities.

(3)   Based on the contractual arrangement with China Huaxin, Nokia does not recognize any non-controlling interest in NSB.

(4)   Includes a total of EUR 733 million (EUR 604 million in 2020) of cash and cash equivalents.

(5)   The distribution of the profits of NSB requires the passing of a special resolution by more than two-thirds of its shareholders, subject to a requirement that at least 50% of the after-tax distributable profits are distributed as dividends each year.

(6) Includes EUR 144 million dividend paid to China Huaxin in 2020